Athene Annuity and Life Company ICC24 PPVA (02/25) ICC24 PPVA (02/25) Athene Annuity and Life Company Private Placement Individual Flexible Premium Variable Deferred Annuity Contract Athene Annuity and Life Company will make the payments and provide the benefits described in this contract in consideration of the Owner’s application and payment of the premium when due. The Company will pay the Death Benefit to the Beneficiary as provided in this contract if: (1) any Owner dies prior to the Annuity Date, or (2) any Owner is a non-natural person and any Annuitant dies prior to the Annuity Date. Additional premium payments may be permitted before the Annuity Date, the date the Death Benefit is payable, or the date this contract is surrendered or exchanged. This is a legal contract between the Owner and Athene Annuity and Life Company. We have issued this contract based on the information provided in your application. Any omissions or incorrect statements in the application may affect the benefits of the contract as explained in the contract. Contractual benefits and values for the Divisions are variable, may increase or decrease depending upon the investment performance of the chosen Divisions, and are not guaranteed as to a fixed dollar amount. Please read your contract carefully. It includes the provisions both on the pages within and on any riders or endorsements which are attached. If you are not satisfied with your contract, you may return it to the Company or to the financial professional from whom your contract was purchased within 10 days following its receipt or 30 days if this Contract is issued to replace an existing contract. If returned, the Contract Value plus any Charges we deducted will be refunded, and your contract will be cancelled. This is referred to as the “Right to Cancel Period”. This contract has not been, and will not be, registered under the Securities Act of 1933, as amended, or any state or other securities laws. This contract may not be sold, transferred, or assigned except as permitted under the Securities Act of 1933 and any applicable state or other securities laws pursuant to registration or an exemption from registration and except as otherwise provided in this contract. Grant Kvalheim Blaine T. Doerrfeld President Secretary [State] Insurance Department [1-800-XXX-XXXX] Administrative Office: Home Office: Mail Processing Center 7700 Mills Civic Pkwy P.O. Box 1555 West Des Moines, IA 50266-3862 Des Moines, IA 50306-1555 (888) 266-8489 (888) 266-8489 Private Placement Flexible Premium Variable Deferred Annuity Contract Periodic income commencing on Annuity Date Non-Participating

Athene Annuity and Life Company ICC24 PPVA (02/25) ICC24 PPVA (02/25) Table of Contents Contract Schedule ............................................................................................................................ 1 1. Definitions ..................................................................................................................................... 5 Accredited Investor................................................................................................................... 5 Administrative Office ................................................................................................................ 5 Annuitant, Joint Annuitant ......................................................................................................... 5 Annuity Benefit Option .............................................................................................................. 5 Annuity Date ............................................................................................................................. 5 Beneficiary ............................................................................................................................... 5 Business Day ........................................................................................................................... 5 Charges .................................................................................................................................... 5 Charge Deduct Division ………………………………………………………………………………5 Company .................................................................................................................................. 5 Contract Anniversary ................................................................................................................ 5 Contract Charges ..................................................................................................................... 6 Contract Date ........................................................................................................................... 6 Contract Year ........................................................................................................................... 6 Distribution Charge................................................................................................................... 6 Division ..................................................................................................................................... 6 Due Proof of Death................................................................................................................... 6 Good Order .............................................................................................................................. 6 Investment Vehicle ................................................................................................................... 6 Investment Liquidity Requirements .......................................................................................... 6 Managed Account Division ....................................................................................................... 7 Managed Account Division Charge .......................................................................................... 7 Money Market Division ............................................................................................................. 7 Mortality and Expense Charge ................................................................................................. 7 Net Premium ............................................................................................................................ 7 Non-Specialty Division ............................................................................................................. 7 Owner, Joint Owners ................................................................................................................ 7 Premium Charges .................................................................................................................... 7 Processing Date ....................................................................................................................... 7 Processing Period .................................................................................................................... 7 Qualified Person ....................................................................................................................... 7 Qualified Purchaser..…………………………………………………………………………………..8 Sales Load ……………………………………………………………………………………………..8 Separate Account ……………………………………………………………………………………..8 Page ii

Athene Annuity and Life Company ICC24 PPVA (02/25) ICC24 PPVA (02/25) Separate Account Charges ...................................................................................................... 8 Specialty Division ..................................................................................................................... 8 Valuation Date .......................................................................................................................... 8 Valuation Period ....................................................................................................................... 8 Withdrawal ............................................................................................................................... 8 2. General Provisions........................................................................................................................ 8 Annuity Payments .................................................................................................................... 8 Change of Annuitant ................................................................................................................. 9 Change of Beneficiary .............................................................................................................. 9 Contract .................................................................................................................................... 9 Conformity with Interstate Insurance Product Regulation Commission Standards and Applicable Laws ....................................................................................................................... 9 Modification ............................................................................................................................ 10 Incontestability ....................................................................................................................... 10 Our Right to Delay .................................................................................................................. 10 Misstatement of Age or Gender .............................................................................................11 Assignment or Change of Ownership .................................................................................... 11 Loss of Qualified Person Status ..............................................................................................11 Creditor Claims ...................................................................................................................... 12 Non-Participating .................................................................................................................... 12 Premium Taxes or Other Taxes .............................................................................................. 12 Tax Withholding ...................................................................................................................... 12 Statements ............................................................................................................................. 12 3. Premiums ................................................................................................................................. ...13 Initial Premium ....................................................................................................................... 13 Minimum First Year Premium ................................................................................................. 13 Additional Premium ................................................................................................................ 13 Premium Allocation................................................................................................................. 13 4. Separate Account ....................................................................................................................... 14 Separate Account ................................................................................................................... 14 Divisions ................................................................................................................................. 14 Changes We Make ................................................................................................................. 15 Valuation Dates of Divisions ................................................................................................... 15 Division Units ......................................................................................................................... 15 5. Charges ...................................................................................................................................... 16 General .................................................................................................................................. 16 Premium Charges .................................................................................................................. 16 Contract Charges …………………………………………………………………………………....16 Page iii

Athene Annuity and Life Company ICC24 PPVA (02/25) ICC24 PPVA (02/25) Separate Account Charges .................................................................................................... 16 Managed Account Division Charges…….………………………………………………………....17 Charges and Expenses of Investment Vehicles ..................................................................... 17 Deduction of Charges ............................................................................................................. 17 Changes to Charges .............................................................................................................. 18 6. Values ......................................................................................................................................... 18 Contract Value ........................................................................................................................ 18 Division Account Value ........................................................................................................... 18 7. Transfers ................................................................................................................................ .....19 Transfers from Non-Specialty Divisions.................................................................................. 19 Transfers from Specialty Division ........................................................................................... 19 Change to Transfer Conditions ............................................................................................... 19 8. Cash Surrender Value and Withdrawals ............................................................................... .....20 Cash Surrender Value ............................................................................................................ 20 Withdrawals ............................................................................................................................ 20 9. Death Provisions ...................................................................................................................... ...21 Death Benefit ......................................................................................................................... 21 Beneficiary ............................................................................................................................. 21 Death of an Annuitant prior to the Annuity Date ................................................................... ..22 Death of an Owner prior to the Annuity Date ........................................................................ ..22 Death on or after the Annuity Date ......................................................................................... 23 Compliance with Federal Income Tax Laws ........................................................................... 23 10 . Contract Transactions Involving a Specialty Division ............................................................ ...23 Transfers Into a Specialty Division ....................................................................................... ..23 Transfers and Partial Withdrawals From a Specialty Division .............................................. ..24 Full Redemption of Contract Value Allocated to a Specialty Division ................................... ..24 11. Annuity Benefit Options .......................................................................................................... ..26 Election of Option ................................................................................................................. ..26 Annuity Benefit Options ........................................................................................................ ..26 Option 1: Life Annuity ....................................................................................................... ..26 Option 2: Life Annuity with Guaranteed Period ................................................................ ..26 Option 3: Installment Refund Life Annuity ........................................................................ ..26 Option 4: Joint and Last Survivor Annuity ........................................................................ ..27 Option 5: Fixed Period Annuity ......................................................................................... ..27 12 . Termination ............................................................................................................................. ...27 For information, or to make a complaint regarding your contract, call: [1-888-266-8489] Page iv

Athene Annuity and Life Company ICC24 PPVA (02/25) Page 5 ICC24 PPVA (02/25) 1. Definitions In addition to the terms defined throughout this contract, the following terms have the respective meanings described in this section: Accredited Investor An individual or entity who is an accredited investor as that term is defined in Regulation D under the Securities Act of 1933. Administrative Office Our Administrative Office is shown on the front of this contract. We may change our Administrative Office by notifying you in writing. Annuitant, Joint Annuitant The Annuitant is the natural person named on the Contract Schedule. The Annuitant is the person whose life determines the annuity payments made under your contract. We will allow you to name two natural persons on the application to serve as Joint Annuitants. Annuity Benefit Option Annuity Benefit Options are the methods of distribution described in section 11. Annuity Date The Annuity Date is the date on which annuity payments will begin. The Annuity Date is the date shown on the Contract Schedule and is the Contract Anniversary on or first following the later of the Annuitant's age 95, or the 20th Contract Anniversary, unless modified by any rider or endorsement. In the case of Joint Annuitants, the Annuity Date will be set based on the age of the older Joint Annuitant. Beneficiary The Beneficiary is one or more persons or entities named by the Owner to receive the Death Benefit. Business Day Business Day means any day of the week that there is trading on the major U.S. stock exchanges, an applicable Investment Vehicle is open for trading, and our administrative offices are open. The major U.S. stock exchanges and our administrative offices are closed Saturday, Sunday, and U.S. federal holidays. Our Business Day generally ends at 4:00 pm Eastern Time (or as of earlier close of regular trading). Charges Charges means the charges which are, or may be, deducted from this contract, and include Premium Charges, Contract Charges, Separate Account Charges, and Managed Account Division Charges. Charge Deduct Division A Charge Deduct Division is any Division designated by us and shown on the Contract Schedule from which units will be redeemed to pay Contract Charges and Separate Account Charges. Company The Company and “we,” “us,” and “our” refer to Athene Annuity and Life Company. Contract Anniversary A Contract Anniversary is any 12-month anniversary of the Contract Date. For example, if the Contract Date is January 10, 2023, then the first Contract Anniversary is January 10, 2024.

Athene Annuity and Life Company ICC24 PPVA (02/25) Page 6 ICC24 PPVA (02/25) Contract Charges Contract Charges are the charges we deduct to compensate us for providing this contract, additional contract reports, and supplemental benefits and riders to this contract, if any. Contract Date The Contract Date is the date your contract is issued and is shown on the Contract Schedule. Contract Year A Contract Year is the 12-month period that begins on the Contract Date and each Contract Anniversary. For example, if the Contract Date is January 10, 2023, then the first Contract Year is the 12-month period between January 10, 2023, and January 9, 2024. Distribution Charge The Distribution Charge is a Separate Account Charge to compensate us for or otherwise used by us to pay certain costs of marketing and distributing this contract, including payment of asset-based sales compensation. Division Division means an investment option available through the Separate Account to which Contract Value may be allocated. Due Proof of Death Due Proof of Death means (1) a certified copy of the death certificate, (2) a certified copy of an order from a court of competent jurisdiction as to the finding of death, or (3) any other proof satisfactory to us in our sole discretion. Good Order Good Order is the standard that we apply when we determine, in our sole discretion, whether an instruction or premium is satisfactory. An instruction or premium will be considered in Good Order upon our actual receipt, at our Administrative Office, on a Business Day before 4:00 PM Eastern time of (i) the premium or (ii) written instructions on (a) specific forms, or by other means we then permit (such as via telephone or electronic transmission), (b) in a manner that is satisfactory to us such that it is sufficiently clear so that we do not need to exercise any discretion relating to a contract transaction, along with all forms, information, and supporting legal documentation, with any signatures and dates, as we require. Anything received at or after 4:00 PM Eastern time, or such other time as may be specified on a form we provide, will be treated as received on the next Business Day. We reserve the right to change or waive any in proper form requirements at any time. Investment Vehicle Investment Vehicle means an underlying investment in which a Division invests, including (i) a managed account that is managed by the Company, an affiliate of the Company or a third-party investment manager in accordance with a specified investment objective, (ii) an investment company registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (“1940 Act”), or (iii) a private investment company not registered under the 1940 Act in reliance on an exception therefrom. Investment Liquidity Requirements The Investment Liquidity Requirements specify when transfers and allocation of Net Premium and Contract Value to and from each Division can occur, including how many days advance notice is required and any other restrictions on transfers and payments from and to such Division. Investment Liquidity Requirements may differ for each Division. Each Division’s Investment Liquidity Requirements are set forth in the applicable Division Schedule section of the Contract Schedule.

Athene Annuity and Life Company ICC24 PPVA (02/25) Page 7 ICC24 PPVA (02/25) Managed Account Division A Managed Account Division is a type of Division shown on the Contract Schedule as a Managed Account Division that invests in an Investment Vehicle comprised of a managed account managed by the Company, an affiliate of the Company or a third-party investment manager in accordance with a specified investment objective. Managed Account Division Charge The Managed Account Division Charge is a charge to compensate us for the operation and administration of a Managed Account Division. Money Market Division The Money Market Division is a Non-Specialty Division shown on the Contract Schedule that invests in an Investment Vehicle comprised of high quality, short-term securities, monetary instruments, and cash. Mortality and Expense Charge The Mortality and Expense Charge is a charge to compensate us for maintaining and administering this contract and the Separate Account(s). Net Premium Net Premium equals the premium we receive and accept less any Premium Charges. Non-Specialty Division A Non-Specialty Division is a type of Division shown on the Contract Schedule as a Non-Specialty Division and that functions based on any rules and restrictions of the Non-Specialty Division provided in this contract. Owner, Joint Owners Owner means one or more persons or an entity named as owner in the application or their successor or assignee per an assignment made in accordance with this contract. If no owner is named on the application, the Annuitant will be the Owner. If Joint Owners are named, all references to Owner shall mean the Joint Owners. Joint Owners must be natural persons and spouses. Each Owner must be a Qualified Person. References to “you” and “your” refer to the Owner. Premium Charges Premium Charges are the charges, including Sales Load and premium taxes, we deduct from premiums and that are calculated based on the amount of premiums paid. Processing Date The Processing Date is each date on which we deduct Contract Charges, Separate Account Charges and Managed Account Division Charges. The first Processing Date is the Contract Date. Each later Processing Date is on the first Business Day of each Processing Period. Processing Period The Processing Period is the period of time over which applicable Charges are calculated. The Processing Period is shown on the Contract Schedule. Qualified Person Qualified Person means an individual or entity that qualifies as an Accredited Investor and/or Qualified Purchaser as shown on the Contract Schedule.

Athene Annuity and Life Company ICC24 PPVA (02/25) Page 8 ICC24 PPVA (02/25) Qualified Purchaser An individual or entity who is a qualified purchaser as that term is defined in Section 2(a)(51) of the 1940 Act, or the regulations promulgated thereunder. Sales Load The Sales Load is a charge that we deduct from premiums, that is calculated based on the amount of premium paid, and that compensates us for or is otherwise used by us to pay certain costs of marketing and distributing this contract. Separate Account Separate Account means any Separate Account(s) shown on the Contract Schedule and any other separate account that we may make available to you to allocate Contract Value under this contract. A Separate Account may or may not be registered with the SEC under the 1940 Act as shown on the Contract Schedule. Separate Account Charges Separate Account Charges are charges to compensate us for maintaining and administering the Separate Account(s) and Divisions and for marketing and distributing this contract, including any Distribution Charge and Mortality and Expense Charge. Specialty Division A Specialty Division is a type of Division shown on the Contract Schedule as a Specialty Division that functions based on any rules and restrictions of the Specialty Division provided in this contract. Valuation Date A Valuation Date is a date on which the value of the assets in a Division is determined as required by applicable law or as provided in this contract. Valuation Period A Valuation Period is the period of time beginning at the close of business on a Valuation Date or, if no Valuation Date has occurred yet, the Contract Date, and ending at the close of business on the next succeeding Valuation Date. Withdrawal Unless otherwise specified, a Withdrawal is the removal of funds from your contract, including a partial withdrawal, a surrender of your contract, an exchange of your contract, payment of a Death Benefit, or the application of the Cash Surrender Value to annuity payments. A Withdrawal amount is the amount of Contract Value withdrawn for such benefits. 2. General Provisions Annuity Payments Annuity payments will commence on the Annuity Date if (1) all Owners are natural persons and all the Owners and at least one Annuitant are alive on the Annuity Date or (2) any Owner is a non- natural person and all Annuitants are alive on the Annuity Date. Annuity payments will be paid to you or a payee you designate in accordance with the terms and conditions of the Annuity Benefit Option elected by the Owner or, if no Annuity Benefit Option is elected, in accordance with the terms and conditions of this “Annuity Payments” provision.

Athene Annuity and Life Company ICC24 PPVA (02/25) Page 9 ICC24 PPVA (02/25) In order for payments to be made under this provision, an Annuitant must be living on the Annuity Date and on the date that each payment is due under the applicable payment provisions. We may require proof of the correct age of an Annuitant before making annuity payments. An election of an Annuity Benefit Option must be made in writing in Good Order by the Owner and is irrevocable as of the Annuity Date. If an Annuity Benefit Option has not been elected prior to the Annuity Date, one of the following two payment provisions will apply: (1) If there is one living Annuitant on the Annuity Date, the Cash Surrender Value will be applied to provide annuity payments for the longer of the lifetime of the Annuitant or ten years; or (2) If there are two living Joint Annuitants on the Annuity Date, the Cash Surrender Value will be applied to provide annuity payments in the same monthly amount for the longer of the lifetimes of both Joint Annuitants or ten years. Change of Annuitant Before the Annuity Date, you may change the Annuitant by notifying us in writing in Good Order. A change will take effect as of the date you signed the notice, unless you specify otherwise. The Annuitant may not be changed if this contract is owned by a non-natural person unless the contract is being continued by a deceased Annuitant’s surviving spouse as a sole Beneficiary, in which case the surviving spouse Beneficiary will become the Annuitant. The Annuitant cannot be changed on or after the Annuity Date. Change of Beneficiary Before the date the Death Benefit becomes payable, you may change a Beneficiary by notifying us in writing in Good Order. You may name one or more contingent Beneficiaries. The interest of any named irrevocable Beneficiary cannot be changed without the written consent of that Beneficiary. A change will take effect as of the date you signed the notice, unless you specify otherwise. Any change is subject to payment or other action taken by us before we received the notice. Contract This contract, including the Contract Schedule, the attached application, if any, and any attached endorsements, riders or signed amendments constitute the entire contract. Only the President or Secretary of the Company may change or waive any of the terms of this contract. Any change must be in writing and signed by the President or the Secretary of the Company. Conformity with Interstate Insurance Product Regulation Commission Standards and Applicable Laws This contract was approved under the authority of the Interstate Insurance Product Regulation Commission and issued under the Commission standards. Any provision of this contract that, on the provision’s effective date of Commission contract approval, is in conflict with Interstate Insurance Product Regulation Commission standards for this product type is hereby amended to conform to the Interstate Insurance Product Regulation Commission standards for this product type as of the provision’s effective date of Commission contract approval. In addition, we reserve the right to make changes in this contract, or its riders, or to make distributions to continue to qualify this contract as an annuity contract under the federal tax law and rules and rulings interpreting the tax laws. We will give you advance written notice of such change.

Athene Annuity and Life Company ICC24 PPVA (02/25) Page 10 ICC24 PPVA (02/25) The benefits and Cash Surrender Value available under your contract will not be less than the minimum benefits required by the standards of the Interstate Insurance Product Regulation Commission. If any provision of your contract is determined not to provide the minimum benefits, that provision will be deemed to be amended to conform or comply with such standards. Notwithstanding any provision in your contract to the contrary, all distributions under your contract must be made in accordance with the applicable requirements of section 72(s) of the Internal Revenue Code, as amended, and all terms of your contract will be interpreted consistently with the requirements of section 72(s). Modification We may modify the contract upon notice to you. A modification may only be made if it is necessary (1) to make the contract or the Separate Account comply with any law or regulation issued by a governmental agency to which we are subject; (2) to assure continued qualification of this contract under the Internal Revenue Code or other federal or state laws relating to variable annuity contracts; (3) to reflect a change in the operation of the Separate Account; or (4) to provide additional (or modify existing) Divisions and/or fixed accumulation options. This modification will be made by an endorsement approved by the Interstate Insurance Product Regulation Commission or the state in which the contract was issued, as applicable. Incontestability We may not contest the validity of this contract after the contract has been in force during the Annuitant’s lifetime for two years from the Contract Date, unless the contract was procured through fraud. In that case we reserve the right to contest the validity of this contract to the fullest extent permitted by applicable law. Our Right to Delay We ordinarily will process contract transactions at the end of the Valuation Period in which we receive notice of the transaction in writing in Good Order and the requirements for the transaction to be processed have been met. We may defer the processing or payment of the Death Benefit, the Cash Surrender Value, the commencement of annuity payments, a partial withdrawal, a transfer, or the exchange of the contract as follows: (1) When the New York Stock Exchange is closed; (2) When trading in the markets is restricted; (3) When the SEC determines that an emergency exists, so that we cannot liquidate assets of the Division or determine the net asset value of the Division, or such other condition exists that makes the payment impractical; or (4) When the Investment Vehicle delays redemption payments or pays redemptions in whole or in part by a distribution of investment assets to us in lieu of cash. For transactions involving Contract Value allocated to any Specialty Division, there will be delays in the effectiveness, determinations, processing, and payments, as may apply, to conform to the Investment Liquidity Requirements of the Investment Vehicles as set forth in section 10.

Athene Annuity and Life Company ICC24 PPVA (02/25) Page 11 ICC24 PPVA (02/25) During any delay period while the Contract Value is allocated to any Division, including delay due to Investment Liquidity Requirements, the Cash Surrender Value attributed to each Division is subject to the investment experience of the Division and any applicable Charges, and may increase or decrease in amount. Misstatement of Age or Gender If the age of an Owner or Annuitant has been misstated and, as of the Contract Date, their correct age exceeded the Maximum Issue Age, we will refund the premiums paid less any prior Withdrawals or distributions and we will void this contract. The Maximum Issue Age is shown on the Contract Schedule. If the age or gender of an Annuitant has been misstated (but the age as of the Contract Date did not exceed the Maximum Issue Age), the amount we will pay will be that which the premiums paid would have purchased if the correct age and gender had been stated. Age will be calculated as the age at the last birthday of that Annuitant. Any underpayments made by us due to a misstatement will be immediately paid in one sum with compounded interest. Any overpayments made by us will be charged against the next succeeding annuity payment or payments with compounded interest. Interest under this provision will be calculated based on the Misstatement Interest Rate shown on the Contract Schedule. Assignment or Change of Ownership While this contract is in effect and you are a Qualified Person, you may exercise all rights described in your contract subject to the rights of any assignee of record with us and any irrevocably named Beneficiary. This contract may not be sold, transferred, or assigned except as permitted under the Securities Act of 1933 and any applicable state or other securities laws pursuant to registration or an exemption from registration and except as otherwise provided in this contract. You may only sell, transfer, or assign any ownership rights, or other benefits under this contract to a Qualified Person and only if the sale, transfer, or assignment complies with applicable laws and regulations. We must receive a written request of any sale, transfer or assignment of any ownership rights, or other benefits under this contract in Good Order. For the written request of any sale, transfer or assignment to be in Good Order, we may require you to provide proof (including an opinion of counsel reasonably satisfactory to us), that any sale, transfer or assignment complies with the requirements of this contract and applicable laws or regulations before we will record any transfer or assignment. If the sale, transfer or assignment complies with the requirements of this contract and applicable laws and regulations, the change will take effect as of the date you signed the notice unless you specify otherwise, subject to any payments made or actions taken by us prior to receipt of this notice. We have no liability under any sale, transfer or assignment for our actions or omissions done in good faith before we received such written notice of sale, transfer or assignment in Good Order. In addition, we are not responsible for the validity of any sale, transfer or assignment and will not be liable for any tax consequences due to the transaction. Loss of Qualified Person Status If the Owner ceases to be a Qualified Person, we reserve the right to (1) restrict the Owner from making premium payments and transfers among Divisions; or (2) require the Owner take a partial withdrawal from this contract or surrender this contract.

Athene Annuity and Life Company ICC24 PPVA (02/25) Page 12 ICC24 PPVA (02/25) The Owner may elect, or we may require the Owner to elect, an exchange of this contract for an annuity contract currently being offered by us (or an affiliate of ours) that does not require the Owner to be a Qualified Person. Upon the exchange, any remaining contestability periods under this contract will carry over to the new contract. If there is any fraud in the procurement of the new contract, we (or our affiliate) reserve the right to contest the new contract to the fullest extent permitted by applicable law. We will process the exchange by applying the Cash Surrender Value to the new contract. Generally, we will process the exchange within ten Business Days after we receive notice in writing in Good Order. If any funds are allocated to a Specialty Division, we have the right to defer the determination and application of the Cash Surrender Value and delay the exchange as set forth in the “Full Redemption of Contract Value Allocated to a Specialty Division” provision of section 10. Creditor Claims The proceeds of this contract, including any annuity payments under this contract, will be exempt from the claim of creditors and from legal process to the extent permitted by law. Non-Participating This contract does not pay dividends or share in the surplus of the Company. Premium Taxes or Other Taxes Your state may charge us a premium tax for your contract. We may deduct the amount of that tax from your premiums when your premiums are received, or from the Cash Surrender Value of your contract upon (1) any Withdrawal from your contract, (2) the commencement of annuity payments, or (3) the payment of a Death Benefit. We reserve the right to deduct amounts for the premium or other taxes based upon our understanding of the tax imposed under the laws of the state where this contract is issued. We also reserve the right to deduct any amount of taxes payable to any taxing authority with respect to the investments of the Division in computing the Division unit value (described in section 4). We’ve based our assessment of state of issue and premium tax liability based on information in your application. If your representations were incorrect, we will deduct any additional premium tax owed. If any tax law applicable to this contract changes, we have the right to change the charges due under this contract for payment of premium taxes or other state and local taxes. The amount of the change will be determined by the amount of changes in the tax imposed. Tax Withholding We reserve the right to withhold from any amounts payable under this contract amounts required to be withheld for taxes. Statements The Company will furnish a statement to the Owner at least annually. This statement will provide current information as of a date not more than four months prior to the date we send the statement to you. This statement will provide the following information: (1) The beginning and ending dates of the statement period;

Athene Annuity and Life Company ICC24 PPVA (02/25) Page 13 ICC24 PPVA (02/25) (2) The Contract Value and Cash Surrender Value, if any, at the beginning and end of the statement period; (3) The amounts credited and debited to the Contract Value during the current statement period; (4) A statement that the determination and payment of the Contract Value, Cash Surrender Value, and Death Benefit may be deferred as described in this Contract; and (5) Any other information required by state or federal law. You may request a statement reflecting current Contract Values at any time. 3. Premiums Premiums are payments we receive and accept under this contract. Net Premium will be credited to this contract on the date we receive the premiums in Good Order and accept the premiums. Initial Premium The “Initial Premium” is the amount we receive for your contract, as shown on the Contract Schedule, and is due on the Contract Date. The minimum amount of Initial Premium required to issue your contract is the Minimum Initial Premium, as shown on the Contract Schedule. Minimum First Year Premium The Minimum First Year Premium is shown on the Contract Schedule. If you do not pay premiums at least equal to the Minimum First Year Premium before the first Contract Anniversary, we may pay you the Cash Surrender Value and terminate this contract at our sole discretion. Additional Premium “Additional Premium” is any premium received by the Company after the Initial Premium while this contract is in force and you are a Qualified Person. Additional Premium must be received by the Company prior to the Annuity Date. The minimum amount of Additional Premium we will accept is the Minimum Additional Premium, as shown on the Contract Schedule. We reserve the right to return all or a portion of any Additional Premium paid if we determine that you have ceased to be a Qualified Person. Premium Allocation During the Right to Cancel Period, any initial Net Premium will be credited to the Money Market Division. Once this period expires, any funds in the Money Market Division will be transferred to the Divisions selected by the Owner on the first possible Purchase Date for each selected Division. The amount transferred to each Division will be based on the allocation percentages selected by the Owner and provided to us in writing in Good Order. The Purchase Date for each Division is shown on the Contract Schedule. Any additional Net Premium received will also initially be credited to the Money Market Division. At the time of the premium payment, you must specify the Divisions to which the additional Net Premium will be allocated. The funds in the Money Market Division will then be transferred to each Division on the first possible Purchase Date (provided the Right to Cancel Period has expired).

Athene Annuity and Life Company ICC24 PPVA (02/25) Page 14 ICC24 PPVA (02/25) Net Premiums, along with allocation instructions, must be received in writing in Good Order at least two Business Days before a Purchase Date in order for funds to be allocated on that Purchase Date. The Division allocation percentages selected for each Division must be a whole percentage ranging from 0% to 100%. The sum of the Division allocation percentages must equal 100%. In addition, due to the limited liquidity of Specialty Divisions, we may limit the amount of Net Premiums that may be allocated to a Specialty Division and may require that Net Premiums be allocated to a Non-Specialty Division. 4. Separate Account Separate Account The Company may make available one or more Separate Accounts to make available various investment options to support this contract and other contracts that we may issue. The Separate Accounts available to you as of the Contract Date are listed on the Contract Schedule. We may establish additional Separate Accounts. If the Separate Accounts change after the Contract Date, we will provide written notice to you. Each Separate Account is a segregated investment account established by the Company under applicable law. Although we own the assets in each Separate Account, these assets are held separately from our other assets and are not part of our general account. The assets of each Separate Account equal to the reserves and other contract liabilities with respect to such Separate Account are not chargeable with the liabilities arising out of any other business we may conduct. Income, gains, and losses, whether or not realized, from the assets of each Separate Account are credited to or charged against that Separate Account without regard to income, gains, or losses arising out of any other business we conduct. We have the right to transfer to our general account any assets of each Separate Account that are in excess of required reserves and other liabilities. We may operate any Separate Account as a managed investment company or a unit investment trust, or in any other form permitted by law, either registered or exempt from registration under the 1940 Act. The Contract Schedule will tell you whether a particular separate account is so registered. Divisions A Separate Account may have one or more Divisions. Each Division of each Separate Account is a different investment option. You may allocate any Contract Value among the available Divisions within limits described in this contract. The Divisions available as of the Contract Date are listed on the Contract Schedule. If the Divisions change after the Contract Date, we will provide written notice to you. The investments of each Division will be made in accordance with the investment objectives, policies, and procedures established for it. Each Division invests in one or more Investment Vehicles, which may or may not be registered with the SEC. Each Division operates as a separate investment portfolio and any amounts of income, dividends, and gains and losses, whether realized or unrealized, on assets in your selected Division(s) will be reflected directly in your Contract Value.

Athene Annuity and Life Company ICC24 PPVA (02/25) Page 15 ICC24 PPVA (02/25) The assets equal to the reserves and other liabilities of a Division will not be charged with liabilities arising out of any other business we may conduct. Income, gains, and losses, whether or not realized, from the assets of each Division are credited or charged against that Division without regard to income, gains or losses in other Divisions of the Separate Account(s) or any other business we may conduct. The dollar amounts of values and benefits of this contract provided by each Separate Account depend on the investment performance of the assets in your selected Divisions. We do not guarantee the investment performance of the Divisions. You bear the full investment risk for amounts applied to the selected Divisions. Changes We Make We reserve the right, subject to compliance with applicable law, to register, or if such registration is no longer required, deregister a Separate Account under the 1940 Act; operate a Separate Account as a management investment company or unit investment trust under the 1940 Act or as any other form permitted by law; or make any changes to a Separate Account or its operations as may be required by the 1940 Act or other applicable law or regulations. In the event of any change in the operation of a Separate Account pursuant to this provision, we will take such action as may be necessary and appropriate to effect such change. We reserve the right, subject to compliance with applicable law, to make additional Separate Accounts available; to combine Separate Accounts; to add to, close, liquidate, and substitute Divisions from a Separate Account; and to substitute or otherwise change the Investment Vehicle in which any Division invests. We will not modify the investment policy of a Division without notice to you. We also reserve the right to combine existing Divisions or to transfer assets between Divisions. Any changes made will be made with the approval, if required, of the insurance regulators of our state of domicile and the state where this contract is issued. Valuation Dates of Divisions Each Division will be valued on each Valuation Date for that Division. The net asset value of each Division takes into account the accrued liabilities and expenses of the Division. For the Divisions available on the Contract Date, the Valuation Dates are shown on the Contract Schedule. For each Division made available after the Contract Date, we will provide written notice of that Division’s Valuation Date. Division Units Your contract’s investment in a Division will be measured based on units and unit values. When Net Premiums are allocated or Contract Value is transferred to a Division, the amount will be used to purchase units of that Division. Units are redeemed for (1) a partial withdrawal or transfer from a Division, (2) deduction of Charges, (3) a surrender, (4) commencement of annuity payments, (5) payment of the Death Benefit, and (6) an exchange of this contract. The number of units of each Division purchased or redeemed is determined by dividing the dollar amount of the transaction by the unit value for the Division.

Athene Annuity and Life Company ICC24 PPVA (02/25) Page 16 ICC24 PPVA (02/25) A beginning unit value is established for each Division at its inception. The unit value as of any subsequent Valuation Date is equal to (A – B) / C, where: A is the result of (1) the net asset value of the Division as of the end of the current Valuation Period; plus (2) the amount of any dividend or capital gain distribution by the Investment Vehicle if the “ex-dividend” date occurs during the current Valuation Period; plus (3) any amount credited or released from reserves for taxes attributable to the operation of the Division during the current Valuation Period; B is any amount charged for taxes or any amount set aside during the current Valuation Period as a reserve for taxes attributable to the operation or maintenance of the Division; and C is the total number of units outstanding for the Division. The unit value of a Division as of any Valuation Date is determined as of the close of the Valuation Period ending on that Valuation Date. When calculating the net asset values of the Divisions, we will use the net asset values of Investment Vehicles reported to us. Such reports may not be provided on a daily basis. They may only provide estimated monthly or quarterly net asset values and final yearly net asset values after an Investment Vehicle’s year-end audit. 5. Charges General The Charges deducted from this contract include any applicable Premium Charges, Contract Charges, Separate Account Charges, and Managed Account Division Charges. Premium Charges Premium Charges are deducted from premiums and are calculated based on the amount of premiums paid. The current and guaranteed maximum Sales Load is shown on the Contract Schedule. Premium tax, if applicable, will be deducted as set forth in the “Premium Taxes or Other Taxes” provision of section 2. Contract Charges Contract Charges are deducted annually in advance. Contract Charges include: (1) Administrative Charge to compensate us for the administration of this contract; (2) Additional Contract Report Charge for providing custom reports; and (3) Supplemental Benefit and Rider Charges for optional benefits provided by rider or endorsement. The current and guaranteed maximum Contract Charges are shown on the Contract Schedule. Separate Account Charges Separate Account Charges compensate us for certain costs of maintaining and administering the Separate Accounts and Divisions and for marketing and distributing this contract, including payment of asset-based sales compensation.

Athene Annuity and Life Company ICC24 PPVA (02/25) Page 17 ICC24 PPVA (02/25) We may profit from these charges, and we may use this profit to compensate us for other costs incurred or services provided for any corporate purpose. We determine Separate Account Charges for each Processing Period, and they are based on the Contract Value and the applicable Separate Account Charge rates. The current and guaranteed maximum Separate Account Charges are shown on the Contract Schedule. Managed Account Division Charges Managed Account Division Charges compensate us or otherwise pay for certain investment advisory services and other expenses incurred for operating a Managed Account Division. We may profit from these charges, and we may use this profit to compensate us for other costs incurred or services provided for any corporate purpose. We determine Managed Account Division Charges for each Processing Period, and they are based on the applicable Division Account Value and the Managed Account Division Charge rate. When any Managed Account Division is available, the current and guaranteed maximum Managed Account Division Charge for each Managed Account Division is shown on the Contract Schedule. Charges and Expenses of Investment Vehicles Each Investment Vehicle is subject to charges and other expenses that are deducted from its assets. Such expenses may include investment management fees, distribution and/or service fees, and other expenses. The charges and expenses deducted from the assets of an Investment Vehicle are described in its current private placement memorandum or prospectus, as applicable. For both types of Divisions (Non-Specialty and Specialty), these charges are indirectly reflected in the Contract Value as they reduce the net asset value of the interests held by the Division. These charges are not deducted by the Company. Some Investment Vehicles may make redemption payments, in whole or in part, by a distribution of investment assets in lieu of cash. If investment assets are distributed, all costs, fees, and expenses that we incur in connection with the receipt, custody, and disposition of those investment assets, including advisory fees, brokerage fees, and expenses we incur in selling the distributed assets, will reduce the liquidation cash proceeds. Deduction of Charges Premium Charges are generally deducted on the date premium is received in writing in Good Order and accepted by us, although there may be circumstances where premium taxes are deducted from distributions made to you under this contract. Contract Charges are deducted on the Contract Date and the first Processing Date following each Contract Anniversary. Separate Account Charges and Managed Account Division Charges are deducted for each Processing Period on the Processing Date. Contract Charges and Separate Account Charges are deducted from Charge Deduct Divisions. On each Processing Date, we will deduct the Charges determined on such Processing Date by redeeming units from certain Charge Deduct Division(s) we determine in our discretion. We reserve the right to allocate Net Premium or transfer amounts to the Money Market Division from other Divisions (Specialty or Non-Specialty) to pay Charges or to create a reserve to pay Charges. If we create such a reserve, it shall not exceed, as of the first day of any calendar month, our reasonable estimate of Charges under this contract over the ensuing 24-month period. We reserve the right to choose, in our sole discretion, the Division(s) from which any such transfers will be made.

Athene Annuity and Life Company ICC24 PPVA (02/25) Page 18 ICC24 PPVA (02/25) Changes to Charges We may change the amount of the Premium Charges, Contract Charges, Separate Account Charges and Managed Account Division Charges at any time at our sole discretion, so long as they do not exceed the guaranteed maximum charges shown on the Contract Schedule. In changing the amount of any Premium Charges, Contract Charges, Separate Account Charges or Managed Account Division Charges, we will consider such factors as we deem relevant from time to time. If Charges are increased, you may need to make Additional Premium payments to keep your contract in force. 6. Values Contract Value On the Contract Date, the “Contract Value” is equal to the initial Net Premium minus any applicable Charges deducted on the Contract Date. On each Valuation Date thereafter, the Contract Value is equal to the sum of the Division Account Values attributable to your contract. Each Division Account Value is determined as of the Division's Valuation Date. If the Division's Valuation Date and the Valuation Date for the determination of the Contract Value are not the same, we will use the Division Account Value as of the most recent Valuation Date to compute the Contract Value. Division Account Value The “Division Account Value” of a Division as of each Valuation Date equals the number of Division units attributable to your contract multiplied by the applicable unit value. As of any Valuation Date the number of units for a Division attributable to your contract is equal to A + B – C + D – E – F + G (or – G as applicable), where: A is the number of units credited to this Division on the Contract Date or on the prior Valuation Date, as may apply; B is the number of units purchased with Net Premiums allocated to this Division during the current Valuation Period; C is the number of units redeemed for Charges deducted during the current Valuation Period; D is the number of units purchased for amounts transferred from your contract’s other Divisions to this Division during the current Valuation Period; E is the number of units redeemed for amounts transferred from this Division to your contract’s other Divisions during the current Valuation Period; F is the number of units redeemed for any Withdrawals deducted from this Division during the current Valuation Period; and G is the number of units as of any Valuation Date credited or redeemed to the Money Market Division (if applicable) to reflect the investment performance of an Investment Vehicle. The Division Account Value will increase or decrease in accordance with the increases and decreases in the value of the Division in which the Division Account Value is invested.

Athene Annuity and Life Company ICC24 PPVA (02/25) Page 19 ICC24 PPVA (02/25) 7. Transfers Before the Annuity Date, you may elect to transfer some or all of the Division Account Value from one of your contract’s Divisions into one or more of your contract’s other Divisions, subject to the availability of a Division, applicable Investment Liquidity Requirements, and any terms and conditions stated in this contract. The transfer request you provide to us must be in writing in Good Order and specify the Divisions to which each transfer is to be made. You must also specify a whole percentage of the Division Account Value of the Division from which the funds are being transferred. We may limit you to only the Maximum Allowed Number of Transfers noted on the Contract Schedule. If we receive the transfer proceeds from a Division before the purchase of units in the Division receiving the proceeds can be made, these amounts will be allocated to the Money Market Division until such time as the purchase of units can be made. The percentage you request to be transferred multiplied by the applicable Division Account Value as of the most recent Valuation Date must be greater than or equal to the Minimum Transfer Amount shown on the Contract Schedule. The entire amount of Division Account Value may be transferred if it is less than the Minimum Transfer Amount. The result of the following formula must also be greater than or equal to the applicable Division’s Minimum Balance shown on the Division Schedule section of the Contract Schedule: A - (A X B), where: A is the Division Account Value of the Division as of the most recent Valuation Date; and B is the percentage you requested to be transferred. If the transfer request does not satisfy this condition, it will be treated as a transfer request for the entire amount in that Division. Transfers from Non-Specialty Divisions To elect a transfer from a Non-Specialty Division we must receive, in writing in Good Order, your request to transfer from the Division no later than that Division’s Redemption Notice Date as shown in the applicable Division Schedule section of the Contract Schedule. A transfer between Non- Specialty Divisions will be effective as of the Valuation Date after the Redemption Notice Date we receive notice, except as set forth in the “Our Right to Delay” provision of section 2. A transfer from a Non-Specialty Division to a Specialty Division will be processed as set forth in the “Transfers Into a Specialty Division” provision of section 10. Transfers from a Specialty Division Subject to the Investment Liquidity Requirements, you may transfer the Contract Value allocated to a Specialty Division to a Non-Specialty Division or another Specialty Division. The transfer from a Specialty Division will be processed as set forth in the “Transfers and Partial Withdrawals From a Specialty Division” provision of section 10. Change to Transfer Conditions We reserve the right, after giving written notice to you, to terminate, suspend, or modify the transfer conditions described in this section. Once we have received a transfer request in writing in Good Order, we will not change the transfer conditions applicable to your request.

Athene Annuity and Life Company ICC24 PPVA (02/25) Page 20 ICC24 PPVA (02/25) 8. Cash Surrender Value and Withdrawals Cash Surrender Value On or before the Annuity Date and before the date the Death Benefit becomes payable under this contract, you may surrender your contract for the Cash Surrender Value by making a request in writing in Good Order to our Administrative Office. The “Cash Surrender Value” is equal to (1) the Contract Value as of the applicable date of determination minus (2) any accrued and unpaid Charges through the effective date of the surrender minus (3) any unpaid premium taxes or other taxes we are required to pay. Generally, we pay the Cash Surrender Value allocated to Non-Specialty Divisions within ten Business Days after the effective date of the surrender subject to our right to delay the payment as set forth in the “Our Right to Delay” provision of section 2. If we take longer than ten Business Days, interest at the rate required by the state in which this contract is issued will be payable after the tenth Business Day to the date payment is made. We have the right to defer the determination, processing, and payment of the Cash Surrender Value and have the right to determine and pay the Cash Surrender Value in parts if any Contract Value is allocated to a Specialty Division as set forth in the “Full Redemption of Contract Value Allocated to a Specialty Division” provision of section 10 and in the “Our Right to Delay” provision of section 2. After our receipt of the liquidation cash proceeds for the applicable redemption, interest at the rate required by the state in which this contract is issued will be payable after the tenth Business Day to the date payment is made. Withdrawals On or before the Annuity Date and before the date the Death Benefit becomes payable under this contract, you may request a Withdrawal from your contract by making a written request in writing in Good Order to our Administrative Office. Your notice must specify the Divisions from which the Withdrawal is to be made. You must also specify the whole percentage of the Division Account Value which will be withdrawn. The percentage you requested to be withdrawn multiplied by the applicable Division Account Value as of the most recent Valuation Date must be greater than or equal to the Minimum Withdrawal Amount. The Minimum Withdrawal Amount is shown on the Contract Schedule. Also, the result of the following formula must be greater than or equal to the applicable Division’s Minimum Balance: A - (A X B), where: A is the Division Account Value of the Division as of the most recent Valuation Date; and B is the percentage you requested to be withdrawn. The Minimum Balance for each Division is shown on the Contract Schedule. If a Withdrawal request does not meet these conditions, it will be treated as a request for a full Withdrawal of the funds in that Division. We reserve the right to pay Withdrawal amounts directly to you. We may process a partial withdrawal in parts on multiple days. Any applicable premium tax will be deducted from the Withdrawal unless we deducted the tax from the premiums when paid. For any part of a partial withdrawal being taken from any Non-Specialty Division, the partial withdrawal will be effective as of the Valuation Date after the Redemption Notice Date we receive notice.

Athene Annuity and Life Company ICC24 PPVA (02/25) Page 21 ICC24 PPVA (02/25) For any part of a partial withdrawal being taken from any Specialty Division, the partial withdrawal will be processed and effective as set forth in the “Transfers and Partial Withdrawals From a Specialty Division” provision of section 10. We may limit you to only the Maximum Allowed Number of Partial Withdrawals noted on the Contract Schedule. Generally, we will pay the part of the partial withdrawal that has been processed within ten Business Days after its effective date. After we have processed the partial withdrawal, we have the right to delay the payment as set forth in the “Our Right to Delay” provision of section 2. 9. Death Provisions Death Benefit The “Death Benefit” will equal the Cash Surrender Value. Before we will pay the Death Benefit, we must receive a claim at our Administrative Office in a form and manner satisfactory to us in writing in Good Order, which includes the following: (1) Due Proof of Death while the contract was in effect; (2) our claim form properly completed from each Beneficiary, as applicable; and (3) any other documents required by law. If any Contract Value is allocated to a Specialty Division, we will redeem the applicable Specialty Division's interest in the Investment Vehicle in accordance with the applicable Investment Liquidity Requirements and as set forth in the “Full Redemption of Contract Value Allocated to a Specialty Division” provision of section 10. If any Contract Value is allocated to a Specialty Division, we have the right to defer the determination and payment of the Death Benefit and have the right to determine and pay the Death Benefit in parts as set forth in the “Full Redemption of Contract Value Allocated to a Specialty Division” provision of section 10 and in the “Our Right to Delay” provision of section 2. The Death Benefit will earn interest from the date of death to the date of payment at a rate at least equal to the rate established by us for post-mortem interest. Additional interest at a rate of 10% per annum will be added if the claim has not been paid within 31 days of the latest of: (1) the date we receive due proof of death; (2) the date we receive sufficient information to determine our liability, the extent of the liability and the person legally entitled to the proceeds; and (3) the date that legal impediments to payment of proceeds that depend on the action of persons other than us are resolved and sufficient evidence of such resolution is provided to us. Legal impediments to the payment include but are not limited to (i) the establishment of guardianships and conservatorships; (ii) the appointment and qualification of trustees, executors and administrators; and (iii) the submission of information required to satisfy state and federal reporting requirements. The Death Benefit must be paid in a manner that complies with the applicable requirements of section 72(s) of the Internal Revenue Code. No Death Benefit is payable if this contract is surrendered before the Owner’s death. Beneficiary The following rules apply unless otherwise permitted by us in accordance with applicable law: (1) No Beneficiary has any rights in your contract until the Beneficiary is entitled to the Death Benefit. If the Beneficiary, including an irrevocable Beneficiary, dies before that time, all rights of that Beneficiary will end at their death.

Athene Annuity and Life Company ICC24 PPVA (02/25) Page 22 ICC24 PPVA (02/25) (2) If no Beneficiary has been named or if no Beneficiary is alive at the time the Death Benefit is payable, then the Beneficiary is the estate of the deceased Owner or Annuitant whose death caused the Death Benefit to be payable. If the death of both Joint Annuitants or Joint Owners, if applicable, occurs simultaneously, the estates of both will be the Beneficiary in equal shares. This paragraph does not apply if there is a named Beneficiary and that Beneficiary is an entity. (3) If you have not designated how the Death Benefit is to be distributed and two or more Beneficiaries are entitled to the Death Benefit, the Death Benefit will be paid to the Beneficiaries in equal shares. (4) Unless you notify us otherwise, if you have designated how the Death Benefit is to be distributed and a Beneficiary dies prior to the time that Beneficiary is entitled to the Death Benefit, the portion of the Death Benefit designated to the deceased Beneficiary will be divided among the surviving Beneficiaries and Beneficiaries that are entities on a pro rata basis. In other words, each surviving Beneficiary's or each entity Beneficiary’s interest in the Death Benefit will be divided by the sum of the interests of all such surviving or entity Beneficiaries to determine the percentage each Beneficiary will receive of the deceased Beneficiary's original interest in the Death Benefit. Death of an Annuitant prior to the Annuity Date If the Annuitant is not an Owner and dies prior to the Annuity Date, you may designate a new Annuitant (if the Owner is a natural person) subject to our underwriting rules then in effect. If no designation is made within 30 days of death of the Annuitant, the Owner or the younger Joint Owner (if any) will become the Annuitant. If the Owner is a non-natural person, the death of the Annuitant will be treated as the death of the Owner and a new Annuitant may not be designated. Death of an Owner prior to the Annuity Date If any Owner (or, if the Owner is a non-natural person, any Annuitant) dies prior to the Annuity Date, we will pay the Death Benefit to the Beneficiary. Upon the death of any Joint Owner, where the surviving spouse is the surviving Joint Owner, the surviving Joint Owner will become the sole designated Beneficiary to whom the Death Benefit will be paid, and any other Beneficiary designation on record at the time of the death will be treated as a contingent Beneficiary. Subject to the limits and conditions of the Specialty Divisions, if the Beneficiary is a natural person, that Beneficiary may elect for the Death Benefit to be distributed over the life of the Beneficiary, or over a period not extending beyond the life expectancy of the Beneficiary, provided the election is made in accordance with Internal Revenue Code section 72. If the sole Beneficiary is the deceased Owner’s surviving spouse (or, if the Owner is a non-natural person, the deceased Annuitant’s surviving spouse), the surviving spouse may elect to continue the contract as the sole Owner in lieu of receiving the Death Benefit. This provision relating to the surviving spouse can only apply once and cannot apply a second time if the surviving spouse elects to continue the contract, remarries, and then dies. All elections must be made by submitting the appropriate notice to us in writing in Good Order.

Athene Annuity and Life Company ICC24 PPVA (02/25) Page 23 ICC24 PPVA (02/25) 10. Contract Transactions Involving a Specialty Division Death on or after the Annuity Date If an Owner dies (or an Annuitant dies where the Owner is a non-natural person) on or after the Annuity Date and before the entire interest in this contract has been distributed, any remaining interest in this contract will be distributed under the method of distribution being used on the date of death. Compliance with Federal Income Tax Laws The Death Benefit will be paid within the timeframes specified in this “Death Benefit” provision of this section. We will not delay payments of the Death Benefit with respect to the Cash Surrender Value allocated to the Specialty Divisions beyond these timeframes. This contract is intended to comply with the provisions of section 72(s) of the Internal Revenue Code, or any successor provision. This contract also is intended to comply with any other provision we deem necessary, in our sole judgment, to qualify this contract as an annuity contract under the federal tax laws. The application of the distribution rules will be made in accordance with section 72(s), or any successor provision, as interpreted by us in our sole judgment. To the extent necessary to comply with section 72(s) or any successor provision, the term Annuity Date as used in this section 9 shall have the same meaning as the term "annuity starting date" in section 72(c)(4) of the Internal Revenue Code and section 1.72-4(b) of the regulations thereunder. Each Specialty Division may have restrictions on purchases and redemptions of interests in Investment Vehicles or assets. In addition, some Investment Vehicles may make redemption payments in whole or in part by a distribution of investment assets to us in lieu of cash. For these reasons, contract transactions involving a Specialty Division, such as allocations of Net Premiums, transfers, partial withdrawals, a surrender, transactions pertaining to annuity payments, payment of the Death Benefit, or an exchange of this contract, may be subject to Investment Liquidity Requirements which must be met before any transfer is processed or payment is made. The operation of these limits and conditions is described in this section and specific parameters for these Investment Liquidity Requirements for each Specialty Division are shown in the applicable Division Schedule section of the Contract Schedule, which may vary for each Specialty Division and may be changed from time to time. In connection with any change, we will amend the Contract Schedule for the applicable Specialty Division and issue the new Contract Schedule to you. Transfers Into a Specialty Division A Specialty Division's purchase of interests in an Investment Vehicle may require prior notice to the Investment Vehicle and be permitted only on certain dates. To meet the requirements of the Investment Vehicle, transfers into a Specialty Division will only be made in the following circumstances: (1) notification of the transfer must be sufficient based on the rules of the Division from which those funds are being transferred, which will vary based on whether you are transferring funds from a Specialty or Non-Specialty Division; (2) we must receive in writing in Good Order transfer proceeds that are liquid and available for transfer to the Specialty Division not later than the Specialty Division’s Purchase Funding Date as shown in the applicable Division Schedule section of the Contract Schedule that occurs after that Specialty Division’s Purchase Notice Date; and

Athene Annuity and Life Company ICC24 PPVA (02/25) Page 24 ICC24 PPVA (02/25) (3) you must be a Qualified Person on the later of that Purchase Funding Date or the date that the Investment Vehicle or investment manager corresponding to the Specialty Division accepts the investment. We will process the transfer into a Specialty Division as of the Purchase Date on which these conditions to the transfer are met. The Purchase Date for each Division is shown in the applicable Division Schedule section of the Contract Schedule. If we receive the transfer proceeds from a Division before the purchase of units in the Division receiving the proceeds can be made, these amounts will be allocated to the Money Market Division until such time as the purchase of units can be made. In addition, due to the limited liquidity of Specialty Divisions, we may limit the amounts that may be transferred into Specialty Divisions. Transfers and Partial Withdrawals From a Specialty Division A Specialty Division's redemption of interests in its Investment Vehicle in connection with a transfer or partial withdrawal from the Specialty Division may (1) require prior notice to the Investment Vehicle, (2) be permitted only on certain dates, (3) require multiple payments or transfers over time, and (4) in some cases be made, in whole or in part, by a distribution of investment assets to us in lieu of cash. We must receive your request for a transfer or partial withdrawal from a Specialty Division in writing in Good Order no later than the Redemption Notice Date for the applicable Redemption Date shown in the applicable Division Schedule section of the Contract Schedule. The Division Account Value associated with a Specialty Division redemption will be based upon the liquidation cash proceeds received by us and determined as of the later of the applicable Redemption Payment Date or the date on which the Specialty Division’s interests in its Investment Vehicle and investment assets applicable to the redemption payment have been fully liquidated and cash proceeds are available. The value of a Specialty Division redemption may not be known until the later of those two dates. Redemption Payment Dates for each Specialty Division are set forth in the applicable Division Schedule section of the Contract Schedule. For a partial withdrawal, we will pay the redemption amount within ten Business Days of our receipt of that amount from the Specialty Division, subject to the Investment Liquidity Requirements and our right to delay the payment as set forth in the “Our Right to Delay” provision of section 2. Before we receive the redemption amount, the Division Account Value for each Specialty Division will be subject to the investment experience of the Specialty Division, may be subject to Charges, and may increase or decrease in amount. If we receive transfer proceeds from a Division before the purchase of units in the Division receiving the proceeds can be made, these amounts will be allocated to the Money Market Division until such time as the purchase of units can be made. Full Redemption of Contract Value Allocated to a Specialty Division A full redemption of a Specialty Division's interests in its Investment Vehicle will be made in connection with a surrender, an exchange of this contract, payment of the Death Benefit, and the commencement of annuity payments.

Athene Annuity and Life Company ICC24 PPVA (02/25) Page 25 ICC24 PPVA (02/25) The full redemption may (1) require prior notice to the Investment Vehicle, (2) be permitted only on certain dates, (3) require multiple payments over time, and (4) in some cases be made, in whole or in part, by a distribution of investment assets to us in lieu of cash. The Division Account Value associated with a Specialty Division redemption will be based upon the liquidation cash proceeds received by us and determined as of the later of the applicable Redemption Payment Date or the date on which the Specialty Division’s interests in an Investment Vehicle and investment assets applicable to the redemption payment have been fully liquidated and cash proceeds are available. The value of a Specialty Division redemption may not be known until the later of those two dates. Redemption Payment Dates for each Specialty Division are set forth in the applicable Division Schedule section of the Contract Schedule. Before we receive the redemption amount, the Division Account Value for each Specialty Division will be subject to the investment experience of the Specialty Division, may be subject to Charges, and may increase or decrease in amount. The redemption will be processed as follows: (1) Death Benefits. If the redemption is for the payment of the Death Benefit, we will begin processing the redemption once we receive Due Proof of Death. In order for the Death Benefit redemption to be included in the first Redemption Date after the Death Benefit becomes payable, we must receive notice no later than the Death Benefit Redemption Notice Date for the applicable Redemption Date shown in the applicable Division Schedule section of the Contract Schedule. Otherwise, the Death Benefit redemption will be delayed until the next available Redemption Date. If the Beneficiary has chosen a lump sum payout, we will pay the redemption amount within ten Business Days of our receipt of that amount from the Specialty Division. If the Beneficiary has chosen an Annuity Benefit Option payout, as funds in each Specialty Division are fully liquidated, they will be transferred to the Money Market Division until all funds allocated to a Specialty Division are redeemed. At that point, the Cash Surrender Value will be applied to the Annuity Benefit Option selected within ten Business Days. (2) Surrender or Exchange. For a surrender or exchange of this contract, we must receive notice in writing in Good Order no later than the Redemption Notice Date for the applicable Redemption Date shown in the applicable Division Schedule section of the Contract Schedule. For a surrender, we will pay the redemption amount within ten Business Days of our receipt of that amount from the Specialty Division. For an exchange of this contract, as funds in each Specialty Division are fully liquidated, they will be transferred to the Money Market Division until all funds allocated to a Specialty Divisions are redeemed. At that point, the Cash Surrender Value will be applied to the new annuity within ten Business Days. (3) Annuity Payments. If the redemption is for the commencement of annuity payments under the “Annuity Payments” provision of section 2, we will begin processing the redemption so that we will receive the redemption payment amount prior to the Annuity Date. As funds in each Specialty Division are fully liquidated, they will be transferred to the Money Market Division until all funds allocated to a Specialty Division are redeemed. On the Annuity Date, the Cash Surrender Value will be applied to the applicable annuity payment form.

Athene Annuity and Life Company ICC24 PPVA (02/25) Page 26 ICC24 PPVA (02/25) Election of Option On the Annuity Date, the Cash Surrender Value will be applied to provide annuity payments to you or a payee you designate in accordance with the applicable Annuity Benefit Option elected by the Owner or if no Annuity Benefit Option was elected, in accordance with the “Annuity Payments” provision of section 2. An election of an Annuity Benefit Option must be made in writing in Good Order by the Owner prior to the Annuity Date and is irrevocable as of the Annuity Date. Additionally, the Beneficiary may elect to receive the Death Benefit under one of the Annuity Benefit Options described below subject to the satisfaction of section 72(s) of the Internal Revenue Code, as amended. Any election of an Annuity Benefit Option by a Beneficiary must be made in writing in Good Order and is irrevocable as of the date payments begin. For purposes of the Annuity Benefit Options below, the Beneficiary will be the Annuitant. A lump sum along with an Annuity Benefit Option may be elected. The amount applied under the Annuity Benefit Option must be at least $5,000. Payments made quarterly, semiannually, or annually may be elected in lieu of monthly payments. Payments less than $100 will only be made annually. If any funds are allocated to a Specialty Division, prior to the Annuity Date we will redeem the applicable Specialty Division's interest in the Investment Vehicle as set forth in the “Full Redemption of Contract Value Allocated to a Specialty Division” provision of section 10. Annuity Benefit Options No future payments under any option except as provided in the Annuity Benefit Option or by law may be assigned or transferred. In addition to the Annuity Benefit Options below, we may provide other options at our sole discretion: Option 1: Life Annuity Monthly payments will be made during the lifetime of the Annuitant. The monthly payments will cease on the death of the Annuitant. No payments will be due after the death of the Annuitant. Option 2: Life Annuity with Guaranteed Period Monthly payments will be made for the longer of the guaranteed period elected and the lifetime of the Annuitant. The guaranteed periods are 5, 10, 15, or 20 years, or any other period agreed upon in writing by us. After the guaranteed period, monthly payments will cease on the death of the Annuitant and no payments will be due after the death of the Annuitant. If the Annuitant dies during the guaranteed period, no payments will be due after the guaranteed period. Option 3: Installment Refund Life Annuity Monthly payments will be made for the Installment Refund Period and thereafter for the lifetime of the Annuitant. The “Installment Refund Period” is the period required for the sum of the monthly payments to equal the total amount applied under this option. After the Installment Refund Period, monthly payments will cease on the death of the Annuitant, and no payments will be due after the death of the Annuitant. If the Annuitant dies during the Installment Refund Period, no payments will be due after the Installment Refund Period. 11. Annuity Benefit Options

Athene Annuity and Life Company ICC24 PPVA (02/25) Page 27 ICC24 PPVA (02/25) Option 4: Joint and Last Survivor Annuity Monthly payments will be made for the joint lifetimes of two Annuitants and in an equal amount during the remaining lifetime of the survivor. Payments will cease, and no further payments will be due, on the death of the last survivor. Payments may also be made to the survivor in an amount equal to two-thirds or one-half of the payment made during the joint lifetime of the two persons. We will furnish Annuity Benefit Option factors for Option 4 upon request. Option 5: Fixed Period Annuity Monthly payments will be made for the fixed period elected. Payments will cease at the end of the fixed period and no further payments will be due. The fixed period that may be elected is any period from 5 to 30 years. Annuity Benefit Option factors for Options 1, 2, 3, and 5 are shown on the Contract Schedule. This contract will terminate on the date on which all amounts are paid to you or the Cash Surrender Value is zero, as required by this contract. We may also pay you the Cash Surrender Value and terminate this contract before the Annuity Date under the following circumstances: (1) when (a) the Contract Value as of the most recent Valuation Date and (b) the total premiums paid minus any partial withdrawals are each less than the amount specified on the Contract Schedule as the Minimum Remaining Contract Value After Withdrawal; or (2) when you do not pay premiums at least equal to the Minimum First Year Premium before the first Contract Anniversary. If either items (1) or (2) above occurs, we will mail notice to you of our intention to terminate this contract at least 60 days in advance. If we don’t receive an Additional Premium payment before the termination date specified in the notice, this contract will terminate on the later of the applicable date specified in the notice or the date on which your Cash Surrender Value has been fully paid in accordance with the terms of this contract. 12. Termination

Athene Annuity and Life Company ICC24 PPVA (02/25) Page 28 ICC24 PPVA (02/25) Private Placement Individual Flexible Premium Variable Deferred Annuity Contract Subject to the terms and conditions of your contract, periodic income commencing on the Annuity Date. Non-Participating. Administrative Office: Home Office: Mail Processing Center 7700 Mills Civic Pkwy P.O. Box 1555 West Des Moines, IA 50266-3862 Des Moines, IA 50306-1555 (888) 266-8489 (888) 266-8489

Settlement Agreement Endorsement Athene Annuity and Life Company ICC22 PPVA-SAE (12/22) Page 1 ICC22 PPVA-SAE (12/22) Settlement Agreement Endorsement Schedule Initial Settlement Agreement Charge [0.30%] Maximum Settlement Agreement Charge [0.50%] The Initial Settlement Agreement Charge is not guaranteed and may be changed at our sole discretion, so long as it does not exceed the Maximum Settlement Agreement Charge shown above. Settlement Agreement Endorsement General Endorsement Provisions This endorsement grants us the right, in certain circumstances, to terminate your contract and issue a Settlement Agreement as payment for any funds allocated to Specialty Divisions with liquidity constraints. This endorsement is part of your contract and is subject to all terms and conditions of your contract. Any capitalized terms not defined in this endorsement are defined in the contract or other endorsements, if applicable. To the extent there are any conflicts between this endorsement and your contract, this endorsement will control. The effective date of this endorsement is the Contract Date. Definitions Comparable Investment Vehicle Return: A Comparable Investment Vehicle Return is the positive or negative return of an investment amount in one or more investment vehicles that are comparable (as determined by us in our sole discretion) to an applicable Specialty Division. The starting value in measuring the Comparable Investment Vehicle Return will be the Settlement Agreement Value on the effective date of the Settlement Agreement. Illiquid: A Specialty Division is Illiquid if its underlying investment vehicle is not Liquid. Assets in a Specialty Division that are Illiquid may be required to remain therein for a specific period of time (which may differ between Specialty Divisions) before such amounts can be liquidated. Liquid: A Specialty Division is Liquid if its underlying investment vehicle is not subject to any investment, liquidity, or withdrawal restrictions and can be converted immediately into cash or cash equivalents. Settlement Agreement: A Settlement Agreement is a supplemental agreement that will be used to provide for payment of funds allocated to an Illiquid Specialty Division upon surrender, exchange of the contract, commencement of annuity payments, or payment of the Death Benefit if we deem it necessary in our sole discretion to comply with applicable law. Settlement Agreement Charge: The Settlement Agreement Charge is a charge to compensate us for maintaining and administering the Settlement Agreement after your contract has terminated. The Settlement Agreement Charge is shown on the Settlement Agreement Endorsement Schedule. Settlement Agreement Beneficiary: The Settlement Agreement Beneficiary is the Owner or, in the case where the Death Benefit is payable, the Beneficiary.

Settlement Agreement Endorsement Athene Annuity and Life Company ICC22 PPVA-SAE (12/22) Page 2 ICC22 PPVA-SAE (12/22) Settlement Agreement In order to pay the Death Benefit, make annuity payments, or pay the proceeds of a surrender or exchange under your contract, we may require a Settlement Agreement to provide payment of funds allocated to any Illiquid Specialty Divisions if we deem it necessary in our sole discretion to comply with applicable law. Provisions that apply to values described in your contract will apply in the same manner to the values described in the Settlement Agreement, except as modified in this endorsement. Your contract will terminate when the Settlement Agreement takes effect. We will make payments under the Settlement Agreement to the Settlement Agreement Beneficiary. Neither you nor the Settlement Agreement Beneficiary may assign or transfer any rights under the Settlement Agreement without our written permission. The “Settlement Agreement Value” on the effective date of the Settlement Agreement will equal any portion of the Cash Surrender Value as of the most recent Valuation Date allocated to Illiquid Specialty Divisions. On any day thereafter that all or a portion of the Settlement Agreement Value becomes Liquid, that portion of the Settlement Agreement Value will equal (1) the value of that portion as of the effective date of the Settlement Agreement plus or minus (2) the applicable Comparable Investment Vehicle Return from the effective date of the Settlement Agreement to the date that portion of the Settlement Agreement Value becomes Liquid minus (3) any Settlement Agreement Charge assessed on that portion of the Settlement Agreement Value since the effective date of the Settlement Agreement minus (4) any unpaid premium taxes or other taxes we are required to pay. The Settlement Agreement Value may increase or decrease after the effective date of the Settlement Agreement, and the Settlement Agreement Beneficiary bears the risk of all changes in value. The Settlement Agreement Value will be paid to the Settlement Agreement Beneficiary in a lump sum within ten Business Days of the date on which the Settlement Agreement Value becomes Liquid. If only a part of the Settlement Agreement Value becomes Liquid, that part will be paid within ten Business Days of when it becomes Liquid, and the remaining portion will remain in the Settlement Agreement until it is Liquid. Except for payments of portions of the Settlement Agreement Value as described above, no other withdrawal may be made from the Settlement Agreement. If any portion of the Settlement Agreement Value that is Liquid is not paid out to the Settlement Agreement Beneficiary within ten Business Days, interest at the rate required by the state in which your contract is issued will be payable after the tenth Business Day to the date payment is made. In the event of a default by any obligor with respect to the Illiquid Specialty Divisions, the Company shall have no obligation to seek recourse against the obligor. The Settlement Agreement will terminate when the entire Settlement Agreement Value has been paid. Settlement Agreement Charge The Settlement Agreement Charge is an annualized rate that is calculated as a percentage of the Settlement Agreement Value. We will deduct a Settlement Agreement Charge from the Settlement Agreement Value at the time that all or a portion of the Settlement Agreement Value becomes Liquid, prior to distributing the applicable portion of the Settlement Agreement Value to the Settlement Agreement Beneficiary.

Settlement Agreement Endorsement Athene Annuity and Life Company ICC22 PPVA-SAE (12/22) Page 3 ICC22 PPVA-SAE (12/22) Changes to the Settlement Agreement Charge The Initial Settlement Agreement Charge is shown on the Settlement Agreement Endorsement Schedule. We may change the amount of the Settlement Agreement Charge at any time at our sole discretion, so long as it does not exceed the Maximum Settlement Agreement Charge shown on the Settlement Agreement Endorsement Schedule. Death/Termination of Settlement Agreement Beneficiary If a Settlement Agreement Beneficiary who is a natural person dies after the effective date of the Settlement Agreement and before it terminates, that person’s share of payments from the Settlement Agreement will be made to his or her estate. If a Settlement Agreement Beneficiary who is a non- natural person dissolves or is otherwise terminated after the effective date of the Settlement Agreement and before it terminates, that Settlement Agreement Beneficiary’s share of payments from the Agreement will be made to the successors of that Settlement Agreement Beneficiary. Blaine T. Doerrfeld Secretary